NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS NOTE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

Principal Amount: $30,000	Issue Date: March 7, 2022

ZHRH Corporation

CONVERTIBLE PROMISSORY NOTE

Holder: James P. Bond

FOR VALUE RECEIVED, pursuant to the terms and conditions of this Convertible Promissory Note (this “Note”), ZHRH Corporation, a Nevada corporation (the “Company”), hereby promises to pay to the order of the holder named above, or registered assigns (the “Holder”), on December 31, 2022 (the “Maturity Date”), the principal amount as set forth above (the “Principal Amount”) and to pay interest on the outstanding Principal Amount at the rate of ten percent (10%) per annum, simple interest, compounded annually, in each case to the extent that this Note and the Principal Amount and any accrued interest hereunder (the “Indebtedness”) has not been converted into Conversion Shares (as defined below) on or prior to the Maturity Date.

This Note is entered into pursuant to a Note Purchase Agreement by and between the Company and the Holder dated as of the issue date as set forth above (the “Agreement”) and is subject to the terms and conditions thereof. This Note will rank senior in right of payment to the Company’s capital stock. This Note is not a certificate of deposit or similar obligation of, and is not guaranteed or insured by, any depository institution, the Federal Deposit Insurance Corporation, the Securities Investor Protection Corporation or any other governmental or private fund or entity.

The following terms shall apply to this Note:

Section 1.          Definitions. Defined terms used herein without definition have the meanings given them in the Agreement. In addition, for the purposes hereof, “Parties” means the Holder and the Company and “Party” means any of the Holder or the Company, as applicable.

Section 2.          Interest; Payment.

(a)       Interest shall commence accruing on issue date as set forth above (the “Issue Date”), computed on the basis of a 360-day year and the actual number of days elapsed, and shall be payable as set forth herein. Interest on this Note shall accrue but shall not be payable until the Maturity Date and shall then be paid on the Maturity Date or as otherwise required to be paid herein, other than to the extent converted to shares of Common Stock as set forth herein.

(b)       To the extent not converted to shares of Common Stock or otherwise paid in accordance with the terms herein, the Indebtedness shall be due and payable in full on the Maturity Date and no payments on this Note or on any part of the Indebtedness shall be due or payable until the Maturity Date unless so elected by the Company pursuant to Section 2(c).

(c)       The Company may prepay this Note and the Indebtedness prior to the Maturity Date at any time without penalty

Section 3.           Conversion.

(a)       Automatic Conversion. On the first Business Day following the completion of the ZHRH Transaction, all of the Indebtedness shall, automatically and without any further action of any of the Parties, be converted into a number of unregistered and restricted fully paid and non-assessable shares of shares of Common Stock equal to (i) the Indebtedness as of such conversion date divided by (ii) the value per share of Common Stock as determined based on a valuation of the Company of $30,000,000 and the number of issued and outstanding shares of Common Stock as of the such date conversion date (the “Conversion Shares”). By way of example and not limitation, in the event that as of the date of conversion, there are 75,000,000 shares of Common Stock issued and outstanding, and the Indebtedness was $31,000 as of such date, Holder would be issued 77,500 Conversion Shares upon conversion of this Note and the Indebtedness ($31,000 divided by a value per share of Common Stock of $0.40). For the avoidance of doubt, in the event that the ZHRH Transaction is not completed prior to the Maturity Date, none of the Indebtedness shall convert or be convertible into shares of Common Stock and the Indebtedness shall be due and payable in full.

(b)       Mechanics of Conversion. No notice of conversion shall be required to effect the conversion as set forth in Section 3(a), and such conversion shall be automatic as of the date set forth in Section 3(a) (the “Conversion Date”).

(c)       Delivery of Conversion Shares. Following any conversion of this Note as set forth herein, as soon reasonably practicable and as permitted under applicable law shall immediately issue (including by way of a share certificate or a direct registration system statement) to the Holder the number of Conversion Shares issuable to the Holder hereunder in connection with such conversion. Notwithstanding anything herein to the contrary, if the Common Stock is listed or quoted for public trading as of a date the issuance of the Conversion Shares, the Company may deliver the Conversion Shares electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

(d)       Fractional Shares. With respect to any conversion hereunder, any fractional Conversion Shares resulting from any conversion hereunder may be issued as such fractional Conversion Shares, may be paid in cash or may be rounded up to the next nearest Conversion Share, in each case at the election of the Company.

(e)       Replacement Securities. In the event that, prior to any conversion hereunder, the shares of Common Stock are converted into another class of securities of the Company or any successor entity to the Company, whether by way of the completion of the Conversion, or by way of merger, reorganization, re-incorporation or otherwise (the “Replacement Securities”), any reference herein to the Common Stock (whether standing alone or as part of another defined term herein) shall be deemed a reference to such Replacement Securities. In the event that, prior to any conversion hereunder, the Company completes a merger or share exchange with another entity (a “Share Exchange”) wherein all of the issued and outstanding shares of Common Stock are exchanged for equity interests in the other entity (the “Exchanged Securities”), any reference herein to the Common Stock (whether standing alone or as part of another defined term herein) shall be deemed a reference to such Exchanged Securities.

(f)       Book Entry. The Conversion Shares issued hereunder shall be issued in book entry form and shall be uncertificated.

(g)       Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon full conversion of this Note in accordance with the terms hereof, the Holder shall be required to physically surrender this Note to the Company. The Company shall maintain records showing the amount of Indebtedness and, in the event of any dispute or discrepancy, such records of the Company shall, prima facie, be controlling and determinative in the absence of manifest error. Any surrender of this Note to the Company shall be at the offices of the Company at the address as set forth below and, if so required by the Company, this Note shall be accompanied by written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by Holder or by his attorney duly authorized in writing.

(h)       Transfer Taxes and Expenses. Subject to withholding of taxes in respect of non-United States persons, the issuance of Conversion Shares on conversion of this Note shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(i)       Status as Shareholder. Upon conversion or repayment hereunder, (i) this Note shall be deemed repaid in full and converted into Conversion Shares (if applicable) and (ii) the Holder’s rights as a Holder of this Note shall cease and terminate, excepting only the right to such Conversion Shares as set out herein and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Note.

Section 4.          Transfers to Comply with the Agreement. This Note and any Conversion Shares issuable upon conversion of this Note may not be sold or transferred other than in compliance with the Agreement and all applicable securities laws.

Section 5.          Miscellaneous.

(a)       Notices. Any notice or other communications required or permitted hereunder shall be in writing and shall be given in accordance with the terms and conditions of the Agreement.

(b)       Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay principal and damages, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

(c)       Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of this Note, and of the ownership hereof reasonably satisfactory to the Company.

(d)       Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(e)       Assignment. The Company may assign this Note to any surviving or resulting entity (the “Assignee”) in a merger, consolidation or other similar transaction involving the Company, without any approval of the Holder being required, but with notice to the Holder of such assignment, at which time all of the rights and obligations of the Company hereunder shall be assigned to, and assumed by, the Assignee and the Holder shall look solely to the Assignee for the performance of this Note. Following any such assignment as set forth in this Section 5(e), any references herein to the “Company” shall be deemed a reference to the Assignee. Holder may not assign this Note or any right, title or interest herein without the prior written consent of the Company in its sole discretion, and any attempted assignment in contravention of this provision shall be null and void and of no force or effect.

(f)       Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

(g)       Currency. All dollar amounts are in U.S. dollars.

(h)       Attorneys’ Fees. In the event that any Party institutes any action or suit to enforce this Note or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorneys’ fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

(i)       Amendments; No Waivers; No Third-Party Beneficiaries.

(A)	Other than as specifically set forth herein, this Note may be amended, modified, superseded, terminated or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the Parties.

(B)	Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by another Party shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.

(C)	Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any Party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a Party waives or otherwise affects any obligation of that Party or impairs any right of the Party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Note. No exercise of any right or remedy with respect to a breach of this Note shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved Party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(j)       No Consequential or Punitive Damages. Notwithstanding anything else contained herein, no Party shall seek, nor shall any Party be liable for, consequential, punitive or exemplary damages, under any tort, contract, equity, or other legal theory, with respect to any breach (or alleged breach) of this Note or any provision hereof or any matter otherwise relating hereto or arising in connection herewith, other than for any punitive damages actually ordered by a Governmental Authority and thereafter finally paid.

(k)       Expenses. Unless otherwise contemplated or stipulated by this Note, all costs and expenses incurred in connection with this Note shall be paid by the Party incurring such cost or expense.

(l)       Successors and Assigns; Benefit. This Note shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Other than as specifically set forth herein, no Party shall have any power or any right to assign or transfer, in whole or in part, this Note, or any of its rights or any of its obligations hereunder, including, without limitation, any right to pursue any claim for damages pursuant to this Note or the transactions contemplated herein, or to pursue any claim for any breach or default of this Note, or any right arising from the purported assignor’s due performance of its obligations hereunder, without the prior written consent of the other Party and any such purported assignment in contravention of the provisions herein shall be null and void and of no force or effect. Other than as specifically set forth herein, nothing in this Note, expressed or implied, shall confer on any Person other than the Parties, and their respective successors and assigns, any rights, remedies, obligations, or Liabilities under or by reason of this Note.

(m)       Governing Law; Etc.

(A)	This Note, and all matters based upon, arising out of or relating in any way to this Note, including all disputes, claims or causes of action arising out of or relating to this Note as well as the interpretation, construction, performance and enforcement of this Note, shall be governed by the laws of the United States and the State of Nevada, without regard to any jurisdiction’s conflict-of-laws principles.

(B)	SUBJECT TO Section 5(n), ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE INSTITUTED SOLELY IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATES OF NEVADA, IN EACH CASE LOCATED IN CLARK COUNTY, NEVADA, AND EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(C)	EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREIN, THE PERFORMANCE THEREOF OR THE FINANCINGS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 5(m)(C).

(n)       Resolution of Disputes. Except as otherwise provided herein, all controversies, disputes or actions between the Parties arising out of this Note, including their respective Affiliates, owners, officers, directors, agents and employees, arising from or relating to this Note shall on demand of either party be submitted for arbitration to in accordance with the rules and regulations of the American Arbitration Association. The arbitration shall be conducted by one arbitrator jointly selected by each Party who is a party to the Dispute, provided, however, that if such Parties are unable to agree on the identity of the arbitrator within 10 Business Days of commencement of efforts to do so, each Party who is a party to the Dispute shall select one arbitrator and the arbitrators so selected shall select a final arbitrator, and the final arbitrator shall conduct the arbitration alone. The Parties agree that, in connection with any such arbitration proceeding, each shall submit or file any claim which would constitute a compulsory counterclaim (as defined by Rule 13 of the Federal Rules of Civil Procedures) within the same proceeding as the claim to which it relates. Any such claim which is not submitted or filed in such proceeding shall be barred. The arbitrator shall be instructed to use every reasonable effort to perform its services within seven Business Days of request, and, in any case, as soon as practicable. The Parties agree to be bound by the provisions of any limitation on the period of time by which claims must be brought under Nevada law or any applicable federal law. The arbitrator shall have the right to award the relief which he or she deems proper, consistent with the terms of this Note, including compensatory damages (with interest on unpaid amounts from due date), injunctive relief, specific performance, legal damages and costs. The award and decision of the arbitrator shall be conclusive and binding on all Parties, and judgment upon the award may be entered in any court of competent jurisdiction. Any right to contest the validity or enforceability of this award shall be governed exclusively by the United States Arbitration Act. The arbitration shall be conducted in Las Vegas, Nevada. The provisions of this Section 5(n) shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Note.

(o)       Specific Performance. Each Party agrees that irreparable damage would occur if any provision of this Note were not performed in accordance with the terms hereof and that each Party shall be entitled to seek specific performance of the terms hereof in addition to any other remedy at law or in equity.

(p)       Severability. If any provision of this Note is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Note shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein is not affected in any manner adverse to any Party. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Note so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated herein are fulfilled to the extent possible.

(q)       Entire Agreement. This Note and the Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof.

(r)       Counterparts. This Note may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Note as of the Issue Date.

ZHRH Corporation

By:
		Name:	Jean-Michel Doublet
		Title:	Chief Executive Officer

Agreed and accepted:

James P. Bond

By:
Name:	James P. Bond